Exhibit 10.11

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

February 19, 2013

IMPERIUM SPECIAL FINANCE FUND, LP
400 Madison Avenue
Suite 2A
New York, NY 10017

Ladies and Gentlemen:

IMPERIUM SPECIAL FINANCE FUND, LP ( "Lender") and CACHET FINANCIAL SOLUTIONS, INC., a Minnesota corporation ("Borrower"), have previously entered into certain financing arrangements pursuant to which Lender has heretofore made and provided a Term Loan to Borrower in the original principal amount of $1,500,000 (the "Original Term Loan"), as set forth in the Loan and Security Agreement, dated as of October 26, 2012, by and between Borrower and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other Loan Documents (as defined in the Loan Agreement) referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment No.1 to Loan and Security Agreement (this "Amendment").

Borrower has requested that Lender (a) extend the Stated Expiry Date for the Existing Term Loan from April 23, 2013 to August 15, 2013, and (b) make an additional term loan to Borrower in the original principal amount of $1,000,000 (the "Supplemental Term Loan"), and Lender has agreed to the foregoing upon the terms and conditions set forth herein.

In consideration of the premises and the mutual covenants contained herein and in the Loan Agreement, the parties hereto agree as follows:

1.             Defined Terms. Capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Loan Agreement.

2.             Additional Defined Terms. Schedule A to the Loan Agreement is hereby amended by adding thereto, in addition and not in limitation, the following additional defined terms:

"Amendment No. 1" means Amendment No. 1 to Loan and Security Agreement, dated as of February 18, 2013, by and between Borrower and Lender.

"Original Term Loan" means the Term Loan made by Lender to Borrower on the Closing Date in the original principal amount of $1,500,000, which is evidenced by and repayable to Lender in accordance with the terms of the Loan Agreement, as amended by Amendment No. 1, and the Term Note.

"Supplemental Term Loan" means the additional Term Loan made by Lender to Borrower on or about the effective date of Amendment No. 1, in the original principal amount of $1,000,000, which is evidenced by and repayable to Lender in accordance with the terms of the Loan Agreement and the Supplemental Term Note.

"Supplemental Term Note" means the promissory note of Borrower dated on or about the effective date of Amendment No. 1, in the original principal amount of $1,000,000, substantially in the form of Exhibit Ato the Loan Agreement, with amendments thereto in conformity with Amendment No. 1.

3.             Amendments to Certain Existing Defined Terms. The following defined terms set forth on Schedule A to the Loan Agreement are hereby amended and restated in their entirety as follows:

"Term Loan" means, collectively, the Original Term Loan and the Supplemental Term Loan made by Lender to Borrower under the terms of this Agreement, and any renewals, extensions, revisions, modifications or replacements therefor or thereof.

"Term Loan Rate" means (a) in the case of the Original Term Loan, sixteen (16%) percent per annum, and (b) in the case of the Supplemental Term Loan, ten (10%) percent per annum.

4.             Supplemental Term Loan. At Borrower's request, subject to the terms and conditions of the Loan Agreement, as amended by this Amendment No. 1, Lender hereby agrees to make the Supplemental Term Loan to Borrower on the effective date of Amendment No. 1 in the original principal amount of $1,000,000. The Supplemental Term Loan shall (a) be made in addition to the Original Term Loan, (b) from and after the date of Amendment No. 1, accrue interest at the applicable Term Loan Rate, which shall be payable in accordance with Section 1.5 of the Loan Agreement, (c) be evidenced by, and be repayable in accordance with the terms of, the Supplemental Term Note and the Loan Agreement, and (d) be deemed and constitute a Term Loan and apart of the Obligations for all purposes of the Loan Agreement and the other Loan Documents. The Supplemental Term Loan shall be secured by all of the Collateral.

5.             Extension of Stated Expiry Date. At Borrower's request, Lender has agreed that the Original Term Loan and the Supplemental Term Loan shall both mature and be due and payable in full (if not sooner payable pursuant to the terms of the Loan Agreement) on August 18, 2013. In order to effectuate the foregoing, the definition of Stated Expiry Date set forth on Schedule A to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

""Stated Expiry Date" means August 18, 2013."

6.             Redemption Premium. Schedule D to the Loan Agreement is hereby amended by adding thereto the following new Section 4:

"4.           PAYOFF PREMIUM: As a material inducement to Lender to enter into the Amendment No. 1, a Payoff Premium shall be fully earned and payable by Borrower to Lender on the Commitment Termination Date as follows:

•	If the Commitment Termination Date is on or before the two-month anniversary of the date of Amendment No. 1, an amount equal to Three Hundred Thousand Dollars ($300,000); or

•
If the Commitment Termination Date is after the two-month anniversary of the date of Amendment No. 1 and on or before the four-month anniversary of the date of Amendment No. 1, an amount equal to Five Hundred Thousand Dollars ($500,000); or

•	If the Commitment Termination Date is after the four-month anniversary of the date of Amendment No. 1, an amount equal to Seven Hundred Fifty Thousand Dollars ($750,000).

7.             Amendment of Lender Address. Lender's address set forth on Schedule B to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"Lender's Address:

Imperium Special Finance Fund, LP
400 Madison Avenue
Suite 2A
New York, NY 1001
Attn: Mr. William Steward
Facsimile: (212) 433-1361"

8.             Representations, Warranties and Covenants. Borrower represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Documents, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Loans or other financial accommodations by Lender to Borrower:

(a)           This Amendment has been duly authorized, executed and delivered by all necessary action of Borrower and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms;

(b)           Except as disclosed to Lender in connection with the Certificates of Compliance delivered by Borrower to Lender under the Loan Agreement, all of the representations and warranties set forth in the Loan Agreement, as amended hereby, and in the other Loan Documents, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

(c)           Except as disclosed to Lender in connection with the Certificates of Compliance delivered by Borrower to Lender under the Loan Agreement, after giving effect to the provisions of this Amendment, no Default or Event of Default exists or has occurred and is continuing.

9.             Conditions Precedent. This Amendment shall not become effective unless and until the following conditions precedent have been satisfied in full, as determined by Lender:

(a)           Lender shall have received an original of this Amendment (or an executed copy hereof by facsimile or by email), duly authorized, executed and delivered by Borrower;

(b)           Lender shall have received an original of the Supplemental Term Note, duly authorized, executed and delivered by Borrower; and

(c)           Borrower shall have paid to Lender all costs and expenses (including, without limitation, reasonable attorney fees) incurred by Lender in connection with this Amendment and the making of the Supplemental Term Loan.

10.           No Other Changes. Except as specifically modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects, the Loan Documents are hereby ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of any conflicts between the terms of this Amendment and the Loan Documents, the terms of this Amendment shall control.

11.           Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

12.           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns.

13.           Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Jeffrey C. Mack
Name:	Jeffrey C. Mack
Title:	CEO

AGREED TO:

IMPERIUM SPECIAL FINANCE FUND, LP

By:
Name:
Title:

Amendment No. 1